June 2024 INVESTOR PRESENTATION Exhibit 99.2

SAFE HARBOR STATEMENT This presentation contains certain forward-looking statements. Any statements that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially. We urge you to read the risk factors, cautionary language, and other disclosures in the appendix of this presentation, our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Except as required by law, we undertake no obligation to revise or publicly update forward-looking statements in light of new information or future events. This presentation also discusses certain non-GAAP financial measures. For further discussion of the non-GAAP financial measures, as well as reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures, see Item 7 of the Company’s Annual Report on Form 10-K, the appendix to this presentation, as well as our most recent earnings release available online at www.signetjewelers.com/investors. 1

A TRANSFORMED SIGNET PRESENTS A STRONG INVESTMENT THESIS

Growth Potential with Unique Scale in the Attractive Jewelry Category



A Transformed Company

Differentiated banners

Retail footprint optimization

Flexible operating model

Stronger financial performance



Unique Advantage Through Scale

One of only four retail sightholders with DeBeers

Connected commerce provides personalized shopping journey

3x larger than the closest US competitor by revenue



Growth Opportunities

Engagement Recovery

Jewelry Services

Accessible Luxury

Digital and AI capabilities to increase market share



Attractive Category Within Retail

Jewelry category averaged approximately 2% CAGR from 2000 to 2020[1]

Bridal has historically been recession resilient

Highly fragmented industry for consolidation opportunity

1 - Based on industry level data from BEA

KAY JEWELERS | ZALES THE DIAMOND STORE | JARED | Banter | DIAMONDS DIRECT | Blue Nile | JAMES ALLEN | rocksbox JEWELRY | PEOPLES | JS SIGNET | H.SAMUEL THE JEWELLER | ERNEST JONES LOVE & LIFE | SIGNET JEWELERS

2

SIGNET IS THE LEADING GLOBAL DIAMOND RETAILER AT 3X THE SIZE OF NEAREST COMPETITOR IN US



A
B
C
D
G
F
E

Retail Footprint[1]

A UNITED STATES	B CANADA	C UK AND REPUBLIC OF IRELAND
2,319 Stores	92 Stores	287 Stores

Support Centers

D ISRAEL	E BOTSWANA	F INDIA	G UAE
Technology Centers	Diamond Polishing Factory	Diamond Liaison Center	Distribution Center

- Signet (NYSE: SIG) operates ~2,700 stores across a diversified banner portfolio in North America and the United Kingdom
- Consumer insight and digital led Company
- More than $7 billion in annual revenue expected in a jewelry market of ~$77 billion[2]
- ~10%[3] Non-GAAP operating margin driven by flexible operating model and elements of vertical integration
- Nationally recognized as Great Place to Work™ for 4 consecutive years

1 - As of FY24 year-end
2 – Jewelry market reflects the combination of CY23 US estimated market of $63 billion, Canadian estimated market of C$6.5 billion and UK estimated market of £6.7 billion translated at 12/29/23 Fx rates
3 - Average of FY22-FY24 non-GAAP operating margin

KAY JEWELERS · ZALES THE DIAMOND STORE · JARED · Banter · DIAMONDS DIRECT · Blue Nile · JAMES ALLEN · rocksbox JEWELRY · PEOPLES · JS SIGNET · H.SAMUEL THE JEWELLER · ERNEST JONES LOVE & LIFE · SIGNET JEWELERS

3

OUR FLEXIBLE OPERATING MODEL GENERATES SHAREHOLDER VALUE

Widening competitive advantages: estimated 3 points share growth in 4 years[1]

- Utilize scale to capture sourcing benefits
- Leverage acquisition integration opportunities
- Personalization and digital
- Connected commerce provides unique shopping journey

Balanced capital allocation strategy

- Organic investments to drive market share gains
- Maintain adj. debt leverage ratio at or below 2.5x EBITDAR
- Return capital to shareholders through share repurchases and dividends (>$940m over the last 4 years)


CULTURE

Strong annual non-GAAP operating margin ~10%[2]

- Drive out costs (>$750m)
- Transformed operating model including enhanced labor planning
- Retail footprint optimization
- Restructured financing arrangement to remove owned credit risk

Cash generation and liquidity

- Disciplined working capital management
- Free Cash Flow conversion >70%[3] for 4 consecutive years
- Total liquidity of $2.5B as of Q4 FY24

1 – Estimated market share is calculated annually. Based on industry and transaction data from MasterCard and market research company Circana, Signet estimates market share based on the Company's growth rate versus the US jewelry industry
2 - Average of FY22-FY24 non-GAAP operating margin
3 – See Appendix for definition and reconciliation

KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL THE JEWELLER ERNEST JONES SIGNET JEWELERS 4

TRANSFORMATION OVER THE LAST 4 YEARS HAS DOUBLED NON-GAAP OPERATING INCOME[1]

We Believe We've Created a Flexible and Sustainable Operating Model

Revenue $ (in billions)


$6.1
$7.2
FY20
FY24

Non-GAAP Operating Income (in millions)


$318
$643
FY20
FY24

Non-GAAP Operating Margin


5.2%
9.0%
FY20
FY24

Estimated U.S. Market Share[3]


6.6%
9.0%
FY20
FY24

Returned ~$940 million to shareholders through dividends and share repurchases over the last 4 years, or >20% of recent market capitalization[3] while reducing leverage

1 – Non-GAAP Operating income growth is mostly organic
2 – Estimated market share is calculated annually. Based on industry and transaction data from MasterCard and market research company Circana, Signet estimates market share based on the Company's growth rate versus the US jewelry industry
3 – Based on 4/15/24 market capitalization of $4.3 billion

5

OUR STRATEGY HAS BUILT A STRONG BALANCE SHEET

Preferred maturity this year provides opportunity to reduce diluted share count by ~15%

Balance Sheet	Amount	Maturity
Unsecured Notes	$0.15B	Jun CY24
Convertible Preferred[1]	$0.66B	Nov CY24
5x Annual Rent	$2.19B	
Total Adjusted Debt	**$3.00B**	

Cash & Equivalents	$1.40B	
Undrawn Facility	$1.10B	Jul CY26
Total Liquidity	**$2.50B**	

Signet Leverage Ratios[2]



Max Leverage Targets
Fiscal 2024 Year End
≤ 2.5X
1.8X
2.3X
1.3X
Adj Debt to EBITDAR
Adj Net Debt to EBITDAR 3
Adj Debt to EBITDAR
Adj Net Debt to EBITDAR
Max Leverage Targets
Fiscal 2024 Year End
1.25X
<0.5X
1.0X
(0.7X)
Debt to EBITDA
Net Debt to EBITDA 3
Debt to EBITDA
Net Debt to EBITDA

- Signet's cash floor is $250 to $300 million, which infers an $800 million YE target
- Signet repurchased half of the outstanding Preferred shares in April of FY25

All data as of Q4 FY2024
1 - Converted Preferred shares increase diluted share count by 8.2 million shares
2 - See Appendix for definition and reconciliation to most comparable GAAP measures
3 - The net debt target ratios assume a year end cash balance of ~$800 million and a consistent total adj. debt balance
4 – See Slide 4 for Signet's capital allocation strategy

6

SIGNET JEWELERS: PURPOSEFUL CHANGE, POWERFUL PROGRESS

SIGNET HAS FUNDAMENTALLY TRANSFORMED OVER THE LAST 5 YEARS

Old Signet	New Signet
Banners Overlap and Compete with Each Other	**Differentiated** Banner Value Propositions Aimed at **Unique** Customer Shopping Journeys
Mid-Fine & Primarily Bridal	**Diverse** Portfolio Across Semi-Fine, Mid-Tier and Accessible Luxury with **Higher** Fashion Penetration
Traditional Mall Retailer	**Reduced Mall Revenue Penetration** Led by Focus On eCommerce, Off-Mall and Top-Market Strategy
In-Store Focus and Footprint	Digital & Consumer Insight Led Organization With **~23%[1] eCommerce Penetration**
On Balance Sheet Consumer Credit Portfolio	**Zero Consumer Credit** on Balance Sheet With Third-Party Partners
Low-to-Mid Single Digit Annual Margins	**Structural Transformation** Established a Flexible Operating Model With Strong Margins

1 – As of FY24 year end

KAY JEWELERS · ZALES THE DIAMOND STORE · JARED · Banter · DIAMONDS DIRECT · Blue Nile · JAMES ALLEN · rocksbox JEWELRY · PEOPLES · JS SIGNET · H.SAMUEL THE JEWELLER · ERNEST JONES · SIGNET JEWELERS

8

Express their personalities through unique and meaningful design choices and combinations. Unexpected Individualize d Seek to be seen and acknowledged for their taste. Choose jewelry that reflects their/ others style. Bold Stylish On Trend Select and create thoughtful gifts for others which are tied to a greater meaning, sentiment, or memory. Thoughtful Give extravagantly to those they love as they believe gifts reflect on both the giver and the receiver. Romanti c Showy Prefer high quality and known brands. Careful to avoid style and gifting mistakes. Knowledgeabl e Quality TM ® J E W E L R Y Confident Creatives ~$11B Statement Makers ~$10B Generous Sentimentalist ~$17B Extroverted Romantics ~$10B Savvy Affluents ~$8B Occasion/ Journey Expression of Self (Self-Purchase) Expression of Love (Gifting, Bridal) Expression of Self Department Stores Independent Jewelers Costco Other Players FineValue Skew Mid-Fine Accessible LuxuryValue Est. Total Market STRATEGIC ALIGNMENT DROVE BANNER DIFFERENTIATION AND WE NOW COVER ~80% OF THE JEWELRY CATEGORY 9

STRATEGIC INVESTMENTS, ACQUISITIONS AND FLEET OPTIMIZATION HAVE CHANGED THE ARCHITECTURE OF OUR BUSINESS

Optimizing our physical and digital footprint has helped drive a ~40% increase to FY17 sales PSF

Digital Investments & Fleet Transformation have Reduced Mall Penetration ~20 Points


Signet's Revenue % Mix by Channel
60%
40%
20%
0%
FY17
FY20
FY24
Mall
Non-Mall Retail
eComm

Investments in Fashion & Services Increased Penetration


Signet's Revenue % Mix by Category
50%
48%
46%
44%
42%
40%
FY17
FY20
FY24
Bridal
Fashion & Services

Growth in Accessible Luxury has Increased Penetration by ~10 Points


Signet's Revenue % Mix by Price Point
80%
60%
40%
20%
0%
FY17
FY20
FY24
Value
Mid-Fine
Accessible Luxury

Transformed Fleet, Scale and Flexible Operating Model Have Driven a Significant Increase In Margins, With Further Opportunities to Improve Margins Ahead

KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL THE JEWELLER ERNEST JONES SIGNET JEWELERS

10

INVESTMENTS IN DIGITAL LEAD OUR RETAIL FOOTPRINT OPTIMIZATION 11 FY17 FY20 FY24 7 Year Change eCommerce Penetration 6% 12% 23% +1700 bps Number of Stores 3,682 3,208 2,698 (27%) Sales Per Square Foot $1,255 $1,334 $1,751 +40% Over 75% of in-store buyers also interact with our digital channels Kay, our largest banner, has more than doubled eCommerce sales in FY24 compared to pre- pandemic levels 30% of online orders elect to use one of our flexible fulfillment options such as ship from store or buy online pick-up in store

12 c Provides credit to the large major ity of Signet customers Often offers credit to customers that are passed on for the initial underwr iting Provides customers with an alternative payment option that is not FICO dependent Payment solutions that are becoming increasingly popular with Millennials and Gen Z No consumer credit on balance sheet | Provides guaranteed commitment levels | Reflects historically stable delinquency rates among finance partners SIGNET HAS SHIFTED FROM ON-BALANCE SHEET CREDIT TO STRONG 3RD PARTY PARTNERSHIPS TO PROVIDE FINANCING OPTIONS FOR CONSUMERS c Pr ime credit par tner ‘Second Look’ credit par tner Lease- to- own par tner “Buy Now Pay Later” and “Installment Loan”

MID-TERM GROWTH STRATEGY

14 WE BELIEVE OUR STRATEGY PROVIDES A CLEAR PATH TO DELIVER STRONG GROWTH OVER THE NEXT 4 YEARS Signet’s Mid- term Goals 1 - Midterm EPS assumes continued dilution from preferred shares, constant share count and 25% statutory tax rate $9–10B Up from $7.2B in FY2024 In Tot a l Re ve n u e 11–12% Up from 9.0% in FY2024 Non - GAAP Oper at in g Mar gin 11–12% Up from 9.0% in FY2024 U.S. Mar ket Shar e $14 - $16 Non- GAAP EPS1 +35% to 54% vs FY2024

SIGNIFICANT RUNWAY FOR GROWTH DRIVEN BY STRATEGIC INVESTMENTS, ENGAGEMENT RECOVERY

Mid-term Revenue Growth Pillars

	Engagement Recovery	Accessible Luxury Banners	Services	Share Gains: Marketing, Digital, Data
Growth Drivers	$0.6B Additional Revenue	$1B+ Additional Revenue	$0.5B Additional Revenue	~$0.5B Additional Revenue

Capability Levers

- Winning in Digital
- Connected Commerce / Omni-Channel approach
- Flexible Operating Model
- Sourcing
- Culture

Accessible Luxury opportunity includes its share of Bridal and Market Share Gain.

KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL THE JEWELLER ERNEST JONES SIGNET JEWELERS 15

ENGAGEMENT RECOVERY UNDER WAY, WITH MORE THAN 25% GROWTH EXPECTED THROUGH 2026

Engagement recovery will be driven by multi-cultural couples, reflecting changing demographics

Incidents of engagements troughed in the Fall of Fiscal 2024 and are expected to recover 5% to 10% in Fiscal 2025

Signet is well positioned to benefit from engagement recovery and gain market share



# of Engagements by Calendar Year[1]
Covid-19 interupts dating habits
Recovery to pre-pandemic
In Millions
2.8
2.8
2.5
2.15
2.3-2.4
2.6
2.8
Pre-Pandemic Avg
2021
2022
2023 Est
2024 Est
2025 Est
Longer Term Est



Retail Jewelry Industry
~20%
Bridal
Signet Jewelers
~50%
Bridal



Engagements: Derived from number of weddings and company estimates. Past internal primary research provides the historical relationship between engagements and weddings. Lisa W. Miller & Associates provided tracking data showing the impact of COVID on dating which impacts future engagements. Pre-Pandemic average includes CY2014-2020

KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL ERNEST JONES SIGNET JEWELERS
16

Doubling Pace of Openings by Expanding to New Markets End to End ‘White Glove’ Shopping Experience Mature Stores Average More than $15m per Year Leveraging Our Scale & Market Insights Customization Innovations Like the Foundry that Provide Customers with the Opportunity to Design Pieces from Scratch Capitalizing on Our Digital Capabilities Wide-scale Digital Awareness Innovations Can Be Shared Across Other Banner Websites & ACCESSIBLE LUXURY REPRESENTS AN ATTRACTIVE GROWTH CATEGORY Executing our Strategy to Grow Accessible Luxury by $1+ Billion Growing by up to $350M Growing by up to $500M Growing digital banners to $1B+ in revenue 17

LEANING INTO ACCESSIBLE LUXURY IS IMPROVING AVERAGE TRANSACTION VALUE PRIMARILY BASED ON ASSORTMENT ARCHITECTURE

Higher price point items driven by premium quality metals, fancier cuts and larger carats

N. America ATV	Jared ATV	Diamonds Direct ATV
+~40%	+~60%	>3x
FY20 to FY24	FY20 to FY24	Compared to N. America ATV

- Nearly all of Jared's ATV increase over last 4 years has come from assortment changes and premiumization, with a low single digit impact from taking price
- Jared positioned as an Accessible Luxury Banner, above Kay and Zales



KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL THE JEWELLER ERNEST JONES SIGNET JEWELERS

18

ACCELERATING MARGIN ACCRETIVE SERVICES TO DRIVE GROWTH

We believe we can grow Services by $500 million through continued investment and innovation

Primary Service Offerings

Extended Service Agreements (ESAs)



Increasing attachment rates through visibility & education

Foreign repair ESAs provide customers the opportunity to protect pieces not sold by Signet

Care and Repair



Industry leading turnaround times

Repair tracker provides peace of mind & transparency

B2B opportunity

Customization



Engraving services

Online and in-store ring design

Loyalty


VAULT REWARDS
BY JARED
LOVE BRILLIANTLY, BE REWARDED BRILLIANTLY
JOIN FREE TODAY
AND UNLOCK IMMEDIATE BENEFITS!

>6 million members – and growing

Loyalty members have ~25%[1] higher purchase frequency

Higher spend than non-loyalty customers (+44%)[1]

In Fiscal 2024, services revenue growth outperformed merchandise by nearly 1500 basis points

1 - As of FY24 year end

KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL ERNEST JONES SIGNET JEWELERS 19

OUR DIGITAL INNOVATION CREATES A UNIQUE CONNECTED COMMERCE EXPERIENCE FOR JEWELRY CUSTOMERS

Leveraging our growing Customer Data Platform and AI capabilities will provide for personalized shopping experiences

	Past →	Current →	In-Progress
Online Shopping	Standard self-directed search & browse	Visual search, virtual try-on, virtual appointments	AI & data driven content pushes for personalized shopping experiences
Fulfillment	Standard delivery to customer address and limited ship to store	Buy online pickup in-store, ship from store, ship to store, same day delivery & curbside	AI-powered delivery dates, nudges/tools to find faster options, and online exchanges
Digital Marketing	Social media and digital content platforms	Social selling spaces curated by our jewelry consultants, alongside personalized content	Buy directly from social spaces and search (e.g. Instagram and Google)
Customer Service	Phone service and chat support	Support through text, WhatsApp & chat with bot automation and a robust Help Center	AI based customer support, online sales assistance and expansion of digital self service tools
Online Access to Services	None	Increased access to extended service agreements and services, including repair requests	Self-service initiation of mail-in jewelry repair and personalized post-purchase service agreements

20

MARGIN EXPANSION INITIATIVES FUEL GROWTH Strategic Revenue Management Optimizing Pricing & Promotions Merchandise Planning Advanced Assortment Planning and Demand Forecasting Driven by AI/Machine Learning NextGen Flexible Fulfillment Reverse Logistics and Inventory Management Supply Chain Acquisition Synergies Blue Nile Integration Sourcing Vertical Integration Product Cost Transparency 21

22 RECENT DEVELOPMENTS Reduction includes investing in more new merchandise inventory Q1 FY25 Inventory down 9% to Q1 of FY24 Repurchased half of Preferred shares in April +9% to 10% EPS lift in FY25 with further accretion in FY26 Further Preferred shares repurchased in May ~1/3 of remaining shares repurchased Clear pathway to address remaining in FY25 Q1 Revenue & Adjusted Operating Income Results in top half of guidance range

23 Re-Affirmed FY 2025 Guidance1 Second Quarter Fiscal 2025 Total sales1 $1.46 billion to $1.52 billion Same Store Sales1 -6% to -2% Operating income1 $50 million to $75 million Adjusted EBITDA1 $98 million to $123 million Full Year Fiscal 2025 Total sales1 $6.66 billion to $7.02 billion Same Store Sales1 -4.5% to +0.5% Operating income1 $590 million to $675 million Adjusted EBITDA1 $780 million to $865 million Diluted EPS2 $9.90 to $11.52 Signet’s second quarter and full year Fiscal 2025 guidance for sales, same store sales, operating income, adjusted EBITDA and diluted EPS is provided on a non-GAAP basis. 1 Guidance provided March 20, 2024 2 Guidance provided April 3, 2024

A TRANSFORMED SIGNET PRESENTS A STRONG INVESTMENT THESIS

Growth Potential with Unique Scale in the Attractive Jewelry Category



A Transformed Company

Differentiated banners

Retail footprint optimization

Flexible operating model

Stronger financial performance



Unique Advantage Through Scale

One of only four retail sightholders with DeBeers

Connected commerce provides personalized shopping journey

3x larger than the closest US competitor by revenue



Growth Opportunities

Engagement Recovery

Jewelry Services

Accessible Luxury

Digital and AI capabilities to increase market share



Attractive Category Within Retail

Jewelry category averaged approximately 2% CAGR from 2000 to 2020[1]

Bridal has historically been recession resilient

Highly fragmented industry for consolidation opportunity

1 - Based on industry level data from BEA

24

APPENDIX

SIG’S FY24 REVENUE GAINS ARE FROM CORE MARKET SHARE GROWTH & ACQUISITIONS, NOT A SUSTAINING COVID IMPACT A1 Strategic organic investments and acquisitions drove market share growth, par tially offset by pandemic reduced engagement activity in FY2024

More than $750 million in cost outs over 4 years HIGHER MARGINS GENERATED BY INITIATIVES & FLEXIBLE MODEL A3 $318m $643m 5.2% +0 .4% +2.0% +3.1% +3.1% (1.7%) (2.8%) (1.5%) 9.0% +1.1% 1 We believe strategic investments position Signet to fur ther grow market share FY20 Op Income Services Accretion Credit Transformation Optimized Labor Model Fleet Optimization FY24 Cost Savings Br idal Trough Strategic Investments Inflation FY24 Op Income

The engagement category is one of the ‘stickiest’ entry points, creating lifelong customers for var ious gifting occasions ~$17B ANNUAL SPEND ON JEWELRY GIFTING CREATES ATTRACTIVE OPPORTUNITIES BIRTHDAY ANNIVERSARY GRADUATION RELATIONSHIP MILESTONE SPECIAL EVENT (E.G., PROM/ RELIGIOUS) REMEMBRANCE % of Occasion that is Jewelry 11% 20% 15% 9% 17% 20% Avg. Spend on Gift $100+ Total Annual Spend $7.9B $5.2B $970M $944M $838M $801M Annual Spend Proportion by Occasion 46% 30% 6% 5% 5% 5% $437 $403$572$351 $260 $417 A3

DATING HAS RETURNED TO PRE-COVID LEVELS 20 30 40 50 60 70 80 90 100 20 19 -0 1 20 19 -0 2 20 19 -0 3 20 19 -0 4 20 19 -0 5 20 19 -0 6 20 19 -0 7 20 19 -0 8 20 19 -0 9 20 19 -1 0 20 19 -1 1 20 19 -1 2 20 20 -0 1 20 20 -0 2 20 20 -0 3 20 20 -0 4 20 20 -0 5 20 20 -0 6 20 20 -0 7 20 20 -0 8 20 20 -0 9 20 20 -1 0 20 20 -1 1 20 20 -1 2 20 21 -0 1 20 21 -0 2 20 21 -0 3 20 21 -0 4 20 21 -0 5 20 21 -0 6 20 21 -0 7 20 21 -0 8 20 21 -0 9 20 21 -1 0 20 21 -1 1 20 21 -1 2 20 22 -0 1 20 22 -0 2 20 22 -0 3 20 22 -0 4 20 22 -0 5 20 22 -0 6 20 22 -0 7 20 22 -0 8 20 22 -0 9 20 22 -1 0 20 22 -1 1 20 22 -1 2 20 23 -0 1 20 23 -0 2 20 23 -0 3 20 23 -0 4 20 23 -0 5 20 23 -0 6 Se ar ch In d ex United States Google Search: First Date – Through June of Calendar 2023 April 2020 lockdown Omicron Surge Surge in COVID cases & deaths May 2021: Vaccine widely available 2019 Avg: 74 YTD 2023 Avg: 76 Source: Google Trends A4

NON-GAAP RECONCILIATIONS TABLES Non-GAAP operating income and non-GAAP operating margin Non-GAAP operating income is a non-GAAP measure defined as operating income excluding the impact of certain items which management believes are not necessarily reflective of normal operational performance during a period. Non-GAAP operating margin is defined as non-GAAP operating income as a percentage of total sales. (in millions) Fiscal 2024 Fiscal 2020 Operating income $ 621.5 $ 158.3 Litigation charges (1) (3.0) 33.2 Acquisition and integration-related costs (2) 22.0 — Restructuring charges (3) 7.5 79.1 Asset impairments (3) 7.1 47.7 Gain on divestitures, net (4) (12.3) — Non-GAAP operating income $ 642.8 $ 318.3 Operating margin 8.7% 2.6 % Non-GAAP operating margin 9.0% 5.2% (1) Fiscal 2024 includes a credit to income related to the adjustment of a prior litigation accrual. Fiscal 2020 includes charges related to the settlement of previously disclosed shareholder litigation matters, net of insurance proceeds. (2) Includes integration costs, primarily severance and retention, exit and disposal costs and system decommissioning costs incurred for the integration of Blue Nile. (3) Fiscal 2024 restructuring and asset impairment charges were incurred primarily as a result of the Company’s rationalization of store footprint and reorganization of certain centralized functions. Fiscal 2020 restructuring includes charges related to the Signet’s Path to Brilliance transformation plan and asset impairments includes a charge related to an immaterial out of period goodwill impairment adjustment. (4) Includes gain of sale of the UK prestige watch business, net of transaction costs. A5

NON-GAAP RECONCILIATIONS TABLES (cont.) Free cash flow, adjusted free cash flow and free cash flow conversion Free cash flow is a non-GAAP measure defined as the net cash provided by operating activities less purchases of property, plant and equipment. Adjusted free cash flow, a non-GAAP measure, excludes the proceeds from the sale of in-house finance receivables. Free cash flow and adjusted free cash flow are indicators frequently used by management in evaluating its overall liquidity needs and determining appropriate capital allocation strategies. Free cash flow and adjusted free cash flow do not represent the residual cash flow available for discretionary purposes. Free cash flow conversion is defined as pro-forma adjusted free cash flow as a percentage of non-GAAP operating income. (in millions) Fiscal 2024 Fiscal 2023 Fiscal 2022 Fiscal 2021 Net cash provided by operating activities $ 546.9 $ 797.9 $ 1,257.3 $ 1,372.3 Purchase of property, plant and equipment (125.5) (138.9) (129.6) (83.0) Free cash flow $ 421.4 $ 659.0 $ 1,127.7 $ 1,289.3 Proceeds from sale of in-house finance receivables — — (81.3) — Adjusted free cash flow $ 421.4 $ 659.0 $ 1,046.4 $ 1,289.3 Cash paid for non-recurring legal settlements 200.8 — — — Pro-forma adjusted free cash flow (1) $ 622.2 $ 659.0 $ 1,046.4 $ 1,289.3 Non-GAAP operating income (2) $ 642.8 $ 850.4 $ 908.1 $ 156.4 Free cash flow conversion 96.8% 77.5% 115.2% 824.4% (1) Pro-forma adjusted free cash flow excludes the cash paid for non-recurring legacy legal settlements made during Fiscal 2024 from adjusted free cash flow. (2) Refer to the Company’s Annual Reports on Form 10-K for Fiscal 2020 through Fiscal 2024 filed with the SEC for the reconciliation of these amounts to the most comparable GAAP measure. A6

NON-GAAP RECONCILIATIONS TABLES (cont.) Adjusted EBITDA and adjusted EBITDAR EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure, defined as earnings before interest, income taxes, depreciation and amortization, share-based compensation expense, non-operating expense, net and certain non-GAAP accounting adjustments. Adjusted EBITDAR is a non-GAAP measure that further excludes minimum fixed rent expense for properties occupied under operating leases from Adjusted EBITDA. Adjusted EBITDA and Adjusted EBITDAR are inputs into the Company’s leverage ratios. (in millions) Fiscal 2024 Net income $ 810.4 Income taxes (170.6) Interest (income) expense, net (18.7) Depreciation and amortization 161.9 Amortization of unfavorable contracts (1.8) Share-based compensation 41.1 Other non-operating expense, net 0.4 Other accounting adjustments Litigation charges (1) (3.0) Acquisition and integration-related costs (2) 22.0 Restructuring charges (3) 7.5 Asset impairments (3) 7.1 Gain on divestitures, net (4) (12.3) Adjusted EBITDA $ 844.0 Rent expense 439.8 Adjusted EBITDAR $ 1,283.8 (1) Includes a credit to income related to the adjustment of a prior litigation accrual. (2) Includes integration costs, primarily severance and retention, exit and disposal costs and system decommissioning costs incurred for the integration of Blue Nile. (3) Restructuring and asset impairment charges were incurred primarily as a result of the Company’s rationalization of store footprint and reorganization of certain centralized functions. (4) Includes gain of sale of the UK prestige watch business, net of transaction costs. A7

NON-GAAP RECONCILIATIONS TABLES (cont.) Debt and net debt leverage ratios The debt and net debt leverage ratios are non-GAAP measures calculated by dividing Signet’s debt or net debt by adjusted EBITDA. Debt as used in these ratios is defined as current or long-term debt recorded in the consolidated balance sheet plus Preferred Shares. Net debt as used in these ratios is debt less the cash and cash equivalents on hand as of the balance sheet date. Adjusted debt and adjusted net debt leverage ratios The adjusted debt and adjusted net debt leverage ratios are non-GAAP measures calculated by dividing Signet’s adjusted debt or adjusted net debt by adjusted EBITDAR. Adjusted debt is a non-GAAP measure defined as debt recorded in the consolidated balance sheet, plus Preferred Shares, plus an adjustment for operating leases (5x annual rent expense). Adjusted net debt, a non-GAAP measure, is adjusted debt less the cash and cash equivalents on hand as of the balance sheet date. (in millions) Fiscal 2024 Current portion of long-term debt $ 147.7 Redeemable Series A Convertible Preference Shares 655.5 Adjustments: 5x Rent expense 2,199.0 Adjusted debt $ 3,002.2 Less: Cash and cash equivalents 1,378.7 Adjusted net debt $ 1,623.5 Adjusted EBITDAR $ 1,283.8 Adjusted debt leverage ratio 2.3x Adjusted net debt leverage ratio 1.3x (in millions) Fiscal 2024 Current portion of long-term debt $ 147.7 Redeemable Series A Convertible Preference Shares 655.5 Debt $ 803.2 Less: Cash and cash equivalents 1,378.7 Net debt $ (575.5) Adjusted EBITDA $ 844.0 Debt leverage ratio 1.0x Net debt leverage ratio -0.7x A8

SAFE HARBOR & FORWARD-LOOKING STATEMENT This presentation contains statements which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon management's beliefs and expectations as well as on assumptions made by and data currently available to management, appear in a number of places throughout this document and include statements regarding, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate. The use of the words "expects," "intends," "anticipates," "estimates," "predicts," "believes," "should," "potential," "may," "preliminary," "forecast," "objective," "plan," or "target," and other similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties which could cause the actual results to not be realized, including, but not limited to: difficulty or delay in executing or integrating an acquisition, including Diamonds Direct and Blue Nile; executing other major business or strategic initiatives, such as expansion of the services business or realizing the benefits of our restructuring plans; the impact of the Israel-Hamas conflict on our operations; the negative impacts that public health crisis, disease outbreak, epidemic or pandemic has had, and could have in the future, on our business, financial condition, profitability and cash flows, including without limitation risks relating to shifts in consumer spending away from the jewelry category, trends toward more experiential purchases such as travel, disruptions in the dating cycle caused by the COVID-19 pandemic and the pace at which such impacts on engagements are expected to recover, and the impacts of the expiration of government stimulus on overall consumer spending (including the recent expiration of student loan relief); general economic or market conditions, including impacts of inflation or other pricing environment factors on our commodity costs (including diamonds) or other operating costs; a prolonged slowdown in the growth of the jewelry market or a recession in the overall economy; financial market risks; a decline in consumer discretionary spending or deterioration in consumer financial position; disruptions in our supply chain; our ability to attract and retain labor; our ability to optimize our transformation strategies; changes to regulations relating to customer credit; disruption in the availability of credit for customers and customer inability to meet credit payment obligations, which has occurred and may continue to deteriorate; our ability to achieve the benefits related to the outsourcing of the credit portfolio, including due to technology disruptions and/or disruptions arising from changes to or termination of the relevant outsourcing agreements, as well as a potential increase in credit costs due to the current interest rate environment; deterioration in the performance of individual businesses or of our market value relative to its book value, resulting in impairments of long-lived assets or intangible assets or other adverse financial consequences; the volatility of our stock price; the impact of financial covenants, credit ratings or interest volatility on our ability to borrow; our ability to maintain adequate levels of liquidity for our cash needs, including debt obligations, payment of dividends, planned share repurchases (including future Preferred Share conversions, execution of accelerated share repurchases and the payment of related excise taxes) and capital expenditures as well as the ability of our customers, suppliers and lenders to access sources of liquidity to provide for their own cash needs; potential regulatory changes; future legislative and regulatory requirements in the US and globally relating to climate change, including any new climate related disclosure or compliance requirements, such as those recently issued in the state of California or adopted by the SEC; exchange rate fluctuations; the cost, availability of and demand for diamonds, gold and other precious metals, including any impact on the global market supply of diamonds due to the ongoing Russia-Ukraine conflict or related sanctions; stakeholder reactions to disclosure regarding the source and use of certain minerals; scrutiny or detention of goods produced in certain territories resulting from trade restrictions; seasonality of our business; the merchandising, pricing and inventory policies followed by us and our ability to manage inventory levels; our relationships with suppliers including the ability to continue to utilize extended payment terms and the ability to obtain merchandise that customers wish to purchase; the failure to adequately address the impact of existing tariffs and/or the imposition of additional duties, tariffs, taxes and other charges or other barriers to trade or impacts from trade relations; the level of competition and promotional activity in the jewelry sector; our ability to optimize our multi-year strategy to gain market share, expand and improve existing services, innovate and achieve sustainable, long-term growth; the maintenance and continued innovation of our OmniChannel retailing and ability to increase digital sales, as well as management of digital marketing costs; changes in consumer attitudes regarding jewelry and failure to anticipate and keep pace with changing fashion trends; changes in the supply and consumer acceptance of and demand for gem quality lab created diamonds and adequate identification of the use of substitute products in our jewelry; ability to execute successful marketing programs and manage social media; the ability to optimize our real estate footprint, including operating in attractive trade areas and accounting for changes in consumer traffic in mall locations; the performance of and ability to recruit, train, motivate and retain qualified team members - particularly in regions experiencing low unemployment rates; management of social, ethical and environmental risks; ability to deliver on our environmental, social and governance goals; the reputation of Signet and its banners; inadequacy in and disruptions to internal controls and systems, including related to the migration to new information technology systems which impact financial reporting; security breaches and other disruptions to our or our third-party providers’ information technology infrastructure and databases; an adverse development in legal or regulatory proceedings or tax matters, including any new claims or litigation brought by employees, suppliers, consumers or shareholders, regulatory initiatives or investigations, and ongoing compliance with regulations and any consent orders or other legal or regulatory decisions; failure to comply with labor regulations; collective bargaining activity; changes in corporate taxation rates, laws, rules or practices in the US and other jurisdictions in which our subsidiaries are incorporated, including developments related to the tax treatment of companies engaged in Internet commerce or deductions associated with payments to foreign related parties that are subject to a low effective tax rate; risks related to international laws and Signet being a Bermuda corporation; risks relating to the outcome of pending litigation; our ability to protect our intellectual property or assets including cash which could be affected by failure of a financial institution or conditions affecting the banking system and financial markets as a whole; changes in assumptions used in making accounting estimates relating to items such as extended service plans; or the impact of weather-related incidents, natural disasters, organized crime or theft, increased security costs, strikes, protests, riots or terrorism, acts of war (including the ongoing Russia-Ukraine and Israel-Hamas conflicts), or another public health crisis or disease outbreak, epidemic or pandemic on our business . 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